Exhibit 99.1
NETEZZA ANNOUNCES THIRD QUARTER FISCAL 2010 FINANCIAL RESULTS
Marlborough, MA — November 24, 2009 — Netezza Corporation (NYSE: NZ), the global leader in data warehouse and analytic appliances, today reported its financial results for the third fiscal quarter ended October 31, 2009.
“Our third quarter was significant for Netezza given our major transition to our new TwinFin™ platform,” said Jim Baum, Netezza’s President and Chief Executive Officer. “Our experience as an appliance manufacturer allowed us to successfully launch and deliver the next generation of our data warehouse appliance while maintaining a strong focus on our business and customers. We are very pleased with our results for the quarter and particularly with the strong adoption of the TwinFin platform that we have seen in the market.”
Total revenue for the third quarter of fiscal 2010 (fiscal year ending January 31, 2010) was $47.7 million, compared to $50.6 million for the third quarter of fiscal 2009. Total revenue for the nine months ended October 31, 2009 was $137.0 million, compared to $137.2 million for the same period one year ago.
GAAP net income for the third quarter of fiscal 2010 was $0.9 million, or $0.01 per diluted share, compared to GAAP net income of $3.5 million, or $0.05 per diluted share, for the third quarter of fiscal 2009. GAAP net income for the nine months ended October 31, 2009 was $1.3 million, or $0.02 per diluted share, compared to GAAP net income of $8.7 million, or $0.14 per diluted share, for the same period one year ago.
Non-GAAP net income for the third quarter of fiscal 2010 was $3.0 million, or $0.05 per diluted share, compared to non-GAAP net income of $5.7 million, or $0.09 per diluted share, for the third quarter of fiscal 2009. Non-GAAP net income for the nine months ended October 31, 2009 was $6.8 million, or $0.11 per diluted share, compared to non-GAAP net income of $14.7 million, or $0.23 per diluted share, for the same period one year ago.
Non-GAAP net income and non-GAAP diluted net income per share exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. A reconciliation of GAAP to non-GAAP results has been provided in the financial statements included in this press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Financial Commentary
“With the introduction of the TwinFin appliance, we are extremely well positioned competitively to take advantage of an IT spending recovery,” said Patrick Scannell, Netezza’s Senior Vice President and Chief Financial Officer. “In addition, the favorable market acceptance of the TwinFin platform has led to an improvement in our visibility. We believe that our investments in technology and distribution strengthen our lead in the market and set the foundation for the continued growth of our business.”
Conference Call Information
Date: November 24, 2009
Time: 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll-free North America: +1-866-700-6979
International dial-in number: +1-617-213-8836
Passcode: 81893099
A telephonic replay of the conference call will also be available two hours after the call and will run for two weeks. The replay can be accessed by dialing +1-888-286-8010 for participants in the United States and by dialing +1-617-801-6888 for participants outside the United States. The passcode for the replay is 81709365.
The webcast will be accessible from the “Investor Relations” section of Netezza’s Web site (http://www.netezza.com). The webcast will be archived on Netezza’s Web site for a period of one year.
About Netezza Corporation (NYSE: NZ)
Netezza Corporation is the global leader in data warehouse and analytic appliances that dramatically simplify high-performance analytics across an extended enterprise. Netezza’s technology enables organizations to process enormous amounts of captured data at exceptional speed, providing a significant competitive and operational advantage in today’s data-intensive industries, including digital media, energy, financial services, government, health and life sciences, retail and telecommunications. Netezza is headquartered in Marlborough, Massachusetts and has offices in Northern Virginia, the United Kingdom, Germany, France, Japan, Korea, Australia and Singapore. For more information about Netezza, please visit www.netezza.com.
Forward Looking Statements
The statements set forth above include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to Netezza’s future financial performance and Netezza’s business prospects. These statements involve risk and uncertainties, including: market demand for our products; our limited operating history and history of losses; quarterly fluctuation of our business; our ability to attract and retain key personnel; our ability to develop and introduce new products and manage product transitions; competition in the data warehouse market; our dependence on certain key customers; our ability to protect our patents and intellectual property; our ability to defend against third party infringement claims, other litigation and contingent liabilities; and risks relating to operating internationally. For a further list and description of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements in this release, we refer you to the “Risk Factors” section of Netezza’s Quarterly

Report on Form 10-Q for the fiscal quarter ended July 31, 2009, which is on file with the SEC and available in the investor relations section of Netezza’s Web site at http://www.netezza.com and on the SEC Web site at http://www.sec.gov. In addition, any forward-looking statements included in this press release represent our views as of November 24, 2009. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 24, 2009.
Use of Non-GAAP Financial Measures
To supplement Netezza’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Netezza is presenting certain non-GAAP measures of financial performance. Netezza believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Netezza’s performance by excluding certain non-cash items that may not be indicative of Netezza’s core business or future outlook. The presentation of these non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Netezza’s results of operations as determined in accordance with GAAP.
The non-GAAP financial measures presented by Netezza exclude non-cash stock-based compensation, amortization of acquired intangible assets, gain on bargain purchase and the related income tax effect of excluding these expenses. Because of the varying valuation methodologies and assumptions that companies use under FAS123(R), Netezza’s management believes that excluding non-cash stock-based compensation allows investors to analyze Netezza’s recurring business over multiple periods and provide more meaningful comparisons with other companies. Because the amount of amortization of acquired intangible assets varies in amount and frequency and is significantly affected by the timing and size of our acquisitions, Netezza’s management believes that excluding amortization of acquired intangible assets allows investors to analyze Netezza’s recurring business over multiple periods. The gain on bargain purchase, which was recorded in the three months ended July 31, 2009, resulted from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc. Since Netezza had no gain on bargain purchase in any prior periods and due to the one-time nature of this charge, Netezza is presenting its operating results without this gain to allow for a more meaningful comparison of current periods to prior year periods. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the financial statements included in this press release.
# # #
Netezza®, TwinFin™ and the Netezza logo are either registered trademarks or trademarks of Netezza Corporation.
Other names may be trademarks of their respective owners.

Contact
Netezza Corporation
  Investor Contact:
      Patrick J. Scannell, Jr., +1 508-382-8200
      Senior Vice President & Chief Financial Officer
      ir@netezza.com
   or
   Media Contact:
      Glen Zimmerman +1 508-382-8267
      Director, Public Relations
      gzimmerman@netezza.com

Netezza Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31,	January 31,
	2009	2009
Assets

Current assets
Cash and cash equivalents	$70,408	$111,635
Short-term marketable securities	41,349	—
Accounts receivable	39,090	34,457
Inventory	23,142	18,409
Deferred tax assets, net	12,962	12,723
Restricted cash	60	379
Prepaid expenses and other current assets	4,508	3,160

Total current assets	191,519	180,763

Property and equipment, net	8,433	9,586
Deferred tax assets, net	10,222	9,415
Goodwill	2,000	2,000
Intangible assets, net	4,325	2,935
Long-term marketable securities	40,130	49,222
Restricted cash	639	739
Other long-term assets	3,300	4,199

Total assets	$260,568	$258,859

Liabilities and stockholders’ equity

Current liabilities
Accounts payable	$11,395	$8,424
Accrued expenses	7,107	6,301
Accrued compensation and benefits	6,190	6,352
Current portion of deferred revenue	35,350	46,356

Total current liabilities	60,042	67,433

Long-term deferred revenue	9,668	11,979
Other long-term liabilities	1,953	2,825

Total liabilities	71,663	82,237

Stockholders’ equity	188,905	176,622

Total liabilities and stockholders’ equity	$260,568	$258,859

Netezza Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	October 31,		October 31,
	2009	2008	2009	2008
Revenue
Product	$33,342	$38,941	$96,013	$105,401
Services	14,393	11,638	41,023	31,789

Total revenue	47,735	50,579	137,036	137,190

Cost of revenue
Product	12,302	15,783	35,769	42,382
Services	3,572	3,549	10,467	8,541

Total cost of revenue	15,874	19,332	46,236	50,923

Gross margin	31,861	31,247	90,800	86,267

Operating expenses
Sales and marketing	16,777	14,883	47,182	43,505
Research and development	10,068	8,406	30,985	23,668
General and administrative	3,872	3,985	11,822	10,767

Total operating expenses	30,717	27,274	89,989	77,940

Operating income	1,144	3,973	811	8,327

Interest income	164	845	671	3,625
Interest expense	24	16	74	16
Other income (expense), net	(8)	(36)	370	(256)

Income before income tax expense	1,276	4,766	1,778	11,680

Income tax expense	426	1,302	435	2,943

Net income	$850	$3,464	$1,343	$8,737

Net income per common share:
Basic	$0.01	$0.06	$0.02	$0.15
Diluted	$0.01	$0.05	$0.02	$0.14

Shares used in per common share calculations:
Basic	60,637	59,419	60,286	58,718
Diluted	63,663	63,151	62,913	62,868

Netezza Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	October 31,		October 31,
	2009	2008	2009	2008
Non-GAAP financial measures and reconciliation:

GAAP cost of product revenue	$12,302	$15,783	$35,769	$42,382
Non-cash stock-based compensation (1)	12	44	34	130
Amortization of acquired intangible assets (2)	97	—	263	4

Non-GAAP cost of product revenue	$12,193	$15,739	$35,472	$42,248

GAAP cost of service revenue	$3,572	$3,549	$10,467	$8,541
Non-cash stock-based compensation (1)	99	54	294	165
Amortization of acquired intangible assets (2)	88	114	258	193

Non-GAAP cost of service revenue	$3,385	$3,381	$9,915	$8,183

GAAP gross margin	$31,861	$31,247	$90,800	$86,267
Non-cash stock-based compensation (1)	111	98	328	295
Amortization of acquired intangible assets (2)	185	114	521	197

Non-GAAP gross margin	$32,157	$31,459	$91,649	$86,759

GAAP sales and marketing expenses	$16,777	$14,883	$47,182	$43,505
Non-cash stock-based compensation (1)	841	668	2,407	1,840
Amortization of acquired intangible assets (2)	72	56	212	65

Non-GAAP sales and marketing expenses	$15,864	$14,159	$44,563	$41,600

GAAP research and development expenses	$10,068	$8,406	$30,985	$23,668
Non-cash stock-based compensation (1)	717	529	2,034	1,529
Amortization of acquired intangible assets (2)	10	2	30	47

Non-GAAP research and development expenses	$9,341	$7,875	$28,921	$22,092

GAAP general and administrative expenses	$3,872	$3,985	$11,822	$10,767
Non-cash stock-based compensation (1)	850	764	2,432	1,997
Amortization of acquired intangible assets (2)	2	7	6	19

Non-GAAP general and administrative expenses	$3,020	$3,214	$9,384	$8,751

GAAP operating expenses	$30,717	$27,274	$89,989	$77,940
Non-cash stock-based compensation (1)	2,408	1,961	6,873	5,366
Amortization of acquired intangible assets (2)	84	65	248	131

Non-GAAP operating expenses	$28,225	$25,248	$82,868	$72,443

GAAP operating income	$1,144	$3,973	$811	$8,327
Non-cash stock-based compensation (1)	2,519	2,059	7,201	5,661
Amortization of acquired intangible assets (2)	269	179	769	328

Non-GAAP operating income	$3,932	$6,211	$8,781	$14,316

GAAP other income (expense), net	$(8)	$(36)	$370	$(256)
Gain on bargain purchase (4)	—	—	(365)	—

Non-GAAP other income (expense), net	$(8)	$(36)	$5	$(256)

GAAP income tax expense	$426	$1,302	$435	$2,943
Income tax effect (3)	666	—	2,131	—

Non-GAAP income tax expense	$1,092	$1,302	$2,566	$2,943

GAAP net income	$850	$3,464	$1,343	$8,737
Non-cash stock-based compensation (1)	2,519	2,059	7,201	5,661

	For the three months ended		For the nine months ended
	October 31,		October 31,
	2009	2008	2009	2008
Amortization of acquired intangible assets (2)	269	179	769	328
Income tax effect (3)	(666)	—	(2,131)	—
Gain on bargain purchase (4)	—	—	(365)	—

Non-GAAP net income	$2,972	$5,702	$6,817	$14,726

GAAP net income per common share — basic	$0.01	$0.06	$0.02	$0.15
Non-cash stock-based compensation (1)	0.05	0.04	0.12	0.10
Amortization of acquired intangible assets (2)	0.00	0.00	0.01	0.00
Income tax effect (3)	(0.01)	—	(0.04)	—
Gain on bargain purchase (4)	—	—	—	—

Non-GAAP net income per common share — basic	$0.05	$0.10	$0.11	$0.25

GAAP net income per common share — diluted	$0.01	$0.05	$0.02	$0.14
Non-cash stock-based compensation (1)	0.05	0.03	0.11	0.09
Amortization of acquired intangible assets (2)	0.00	0.01	0.01	0.00
Income tax effect (3)	(0.01)	—	(0.03)	—
Gain on bargain purchase (4)	—	—	(0.00)	—

Non-GAAP net income per common share — diluted	$0.05	$0.09	$0.11	$0.23

Shares used in per common share calculations:
Basic	60,637	59,419	60,286	58,718
Diluted	63,663	63,151	62,913	62,868
Footnotes — Adjustments

(1)	Represents non-cash stock-based compensation expense as follows:

	For the three months ended		For the nine months ended
	October 31,		October 31,
	2009	2008	2009	2008
Cost of product revenue	$12	$44	$34	$130
Cost of services revenue	99	54	294	165
Sales and marketing	841	668	2,407	1,840
Research and development	717	529	2,034	1,529
General and administrative	850	764	2,432	1,997

Total non-cash stock-based compensation expense	$2,519	$2,059	$7,201	$5,661

(2)	Represents amortization of acquired intangible assets:

	For the three months ended		For the nine months ended
	October 31,		October 31,
	2009	2008	2009	2008
Cost of product revenue	$97	$—	$263	$4
Cost of services revenue	88	114	258	193
Sales and marketing	72	56	212	65
Research and development	10	2	30	47
General and administrative	2	7	6	19

Total amortization expense	$269	$179	$769	$328

(3)	Income tax effect of excluding stock-based compensation, amortization of acquired intangible assets and gain on bargain purchase. There was no adjustment for the comparable period in FY2009.

(4)	Represents gain on bargain purchase resulting from the value of identifiable net assets acquired exceeding the value of the purchase price for Netezza’s acquisition of Tizor Systems, Inc.